Offerings - Offering: 1	Oct. 01, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 36,852,267.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 3,206.15
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,536,684 Shares outstanding (approximately 25.00% of the net assets of the Fund as of September 30, 2026).